RESOLUTION

A RESOLUTION OF VERILINK CORPORATION IMPLEMENTING THE ORDERS OF THE UNITED STATES BANKRUPTCY COURT BY APPROVING THE CERTIFICATE OF AMENDMENT WHICH PROVIDES FOR A REVERSE SPLIT OF ALL ISSUED AND OUTSTANDING COMMON AND PREFERRED SHARES, TO 10,000 COMMON SHARES, SIMULTANEOUS WITH THE ISSUANCE OF 25,000,000 RESTRICTED COMMON SHARES, THE ISSUANCE OF 75,000 COMMON SHARES TO THE LIQUIDATING TRUSTEE AND AN ADDITIONAL 100 COMMON SHARES TO EACH ALLOWED CLASS 7 GENERAL UNSECURED CREDITOR.

WHEREAS, pursuant to the Order Confirming Second Amended Joint Plan or Reorganization on January 29, 2007, the following subsequent steps were directed to be taken, to-wit:

(i)

The currently issued and outstanding Shares of common and preferred stock of Company be reversed such that the total number of issued and outstanding shares be no greater than 10,000 shares.

(ii)

Simultaneous with the reversal of the issued and outstanding common and preferred stock, the Company shall issue the following:

(a)

25,000,000 shares of restricted common stock to the Investor-owned entity, which stock certificate shall bear the following restrictive legend, to-wit:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  These securities are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.”

(b)

Issue a total of 75,000 common shares to the Liquidating Trustee.

(c)

Issue 100 common shares to each Holder of a Class 7 Claim, of which all these shares are issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

(d)

Issue the Convertible Notes to the entities or persons, under the terms of the DIP Loan as per the Court’s Orders which will convert under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation as aggregate of the 1,000,000 common shares and 5,000,000 warrants having a par value of $0.001 at any time on or prior to November 30, 2016, upon the payment by the investor for the purchase price of $25.00 per share.

WHEREAS, shareholder approval is not required by virtue of the Order of the Bankruptcy Court, a copy of which is attached as Exhibit “A”.

NOW, THEREFORE, BE IT RESOLVED by the Board of Directors that the Articles of Incorporation be and hereby are amended by adding a new last paragraph to Article 4, as follows, to-wit:

AMENDMENT ONE

Stock Reversal Split.  Effective as of this 29th day of January, 2007 (the “Effective Date”), each share of the Corporation’s common stock issued and outstanding immediately prior to the Effective Date (the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified as and changed (the “Reverse Common Stock Split”) into 2581nd of one share of common stock (1/2581), a par value of $0.001 per share (the “Post-Split Common Share”). Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Pre-Split Common Stock (the “Pre-Split Certificates”, whether one or more) shall be entitled to receive upon surrender of such Pre-Split Certificates to the Corporations Secretary for cancellation, a certificate or certificates (the “Post Split Certificates”, whether one or more) representing the number of whole shares of Post-Split Common Stock formerly represented by such Pre-Split Certificates so surrendered, are classified pursuant to the terms thereof. If more than one Pre-Split Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of Post-Split Common Stock for which the Post-Split Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Pre-Split Certificates so that in which the Pre-Split Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Pre-Split Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Corporations’ Secretary that such taxes are not payable.  Any fractional shares shall be cancelled.

BE IT FURTHER RESOLVED that

(a)

Company shall issue, and its transfer agent is hereby authorized and directed to issue, 25,000,000 shares of restricted common stock to the Investor-owned entity designated on Exhibit “B”, which shall bear the following restrictive legend, to-wit:

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the securities laws of any state.  These securities are “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act. The securities have been acquired for investment and may not be sold or transferred without complying with Rule 144 in the absence of an effective registration or an available exemption from registration under the Securities Act and applicable state statutes.”

         (b)

Company shall issue and its transfer agent is hereby authorized and directed to issue 1,000,000 common shares and 5,000,000 warrants as set forth in Exhibit “C”, having a par value of $0.001 at any time on or prior to November 30, 2006, upon the payment by persons listed in Exhibit “B” of the purchase price of $25.00 per share. The number of shares called or exercised at any given time and the purchase price per share shall be subject to adjustment from time to time by the Board of Directors.

(c)

Company shall issue, and its transfer agent is hereby      authorized and directed to issue 75,000 common shares to the Liquidating Trustee, as designated on Exhibit “D” of which all these shares are issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

(d)

 Company shall issue, and its transfer agent is hereby authorized and directed to issue, 100 shares of common stock to each of the creditors named on designated on Exhibit “E”, of which all these shares are issued under Section 1145 of the Bankruptcy Code, which exempts the securities from registration under Section 5 of the Securities Act of 1933 and State Regulation; and

PASSED AND APPROVED on this 1st day of May, 2008.

________________________________

James Ditanna, President

and Sole Officer and Director

 Exhibit B

Investor-owned entity to receive 25,000,000 restricted shares of common stock:

IACE Investments Two, Inc.

c/o Heskett & Heskett

501 S. Johnstone Avenue, Suite 501

Bartlesville, Oklahoma 74003

Exhibit C

Entities to which Convertible Notes and Warrants issued, as set forth below:

Company

No. Shares into which

No. of Warrants

Note to Convert

       ___________

1. Venture Fund I., Inc

1,000,000

5,000,000

Totals:

1,000,000

5,000,000

Exhibit D

Liquidating Trustee- 75,000 shares of common stock.

Darryl S. Laddin

Arnall Golden Gregory LLP

171 17TH Street, NW

Suite 2100

Atlanta, Georgia 30363

Exhibit D

100 shares of common stock to the following:

A - Z Office Resource Inc. PO Box 1317 Columbia, TN 38402
Abernathy, Thomas Jr. c/o Angela S. Ary / Kevin D. Heard 307 Clinton Avenue West, Suite 310 Huntsville, AL 35801
Adam Tech 909 Rahway Ave. Union, NJ 07083
ADP PO Box 23487 Newark, NJ 07189
Aerotek, Inc. Attn: Julie Nallis 7301 Parkway Drive Hanover, MD 21076
AFASSCO of Alabama PO Box 488 Minden, NV 89423-0488
Affiliated Computer Services PO Box 201322 Dallas, TX 75320-1322
AHK Electronic Sheet Metal, Inc. 875 Jarvis Drive, Suite 120 Morgan Hill, CA 95037
Alabama Department of Revenue Business Priviledge & Corp. Shares PO Box 327431 Montgomery, AL 36132-7431
Alabama Dept. of Revenue Legal Division PO Box 320001 Montgomery, AL 36132-0001
All American Semiconductor PO Box 74836 Chicago, IL 60694-4836
All-American Semiconductors Attn: Julio Gener, Corp. Credit Manager 1611 N.W. 52nd Avenue Miami Lakes, FL 33014
American Express Travel Related Svcs Co Inc Corp Card c/o Becket & Lee LLP P.O. Box 3001 Malvern, PA 19355-0701
American Express PO Box 360001 Ft. Lauderdale, FL 33336-0001
American Stock Transfer & Trust Co. Attn: Herbert J. Lemmer, VP 59 Maiden Lane - Plaza Level New York, NY 10038
AMERICAR RENTAL SYSTEM 8884-B MADISON BLVD MADISON, AL 35758
AMI SEMICONDUCTOR INC. PO BOX 201343 DALLAS, TX 75320-1343
AMI Semiconductor, Inc. Attn: Rick L. Pence, Credit Admin. 23 Buckskin Road Pocatello, ID 83201
Anderson, Timothy R. 230 Hidden Valley Lane Castle Rock, CO 80108-3487
Anixter Incorporated Attn: Credit Department 2301 Patriot Blvd., 2S Glenview, IL 60026
ANIXTER INCORPORATED PO BOX 847428 DALLAS, TX 75284-7428
ANSWER, INC. 8345 WEST 16TH AVE DENVER, CO 80214
Approval Specialists Pty. Limited 16A, 9 Laidlaw Way Botany South 2016 Auckland, New Zealand
ARAMARK SERVICES, INC. PO BOX 1963 DECATUR, AL 35602
Arapahoe County Treasurer of Arapahoe County Attn: George Rosenberg 5334 S. Prince Street Littleton, CO 80166
ARCH PAGING PO BOX 660770 DALLAS, TX 75266-0770
Arch Paging Sylvia Sadler/Collectionx 890 East Heinberg Street Pensacola, FL 32502
Arrow Electronics, Inc. Douglass P. Christensen 7459 South Lima Street Englewood, CO 80112
AT&T PAYMENT CENTER SACRAMENTO, CA 95887-0001
AVNET / MEMEC / INSIGHT PO BOX 88859 CHICAGO, IL 60695-1859
Avnet Incorporated Attn: Beth Thompson, Collections Coord. 2211 S. 47th Street Phoenix, AZ 85034
Banks Industries 235 West Park Loop Huntsville, AL 35806-1739
Baptie and Company, Inc. Jeanne Smith, General Manager 1221 South Clarkson, Suite 410 Denver, CO 80210-1625
Bass, Cynthia Y. 4408 Judith Lane 69A Huntsville, AL 35805
BE SOUND COMPANY LTD BANK OF AMERICA THE PRIVATE BANK ATTN: JOLIE THAI LOS ANGELES, CA 90071
Belden, Leigh S. 614 Cliffgate Lane Castle Rock, CO 80108-8395
BellSouth Telecommunications, Inc. Attn: Jamie Williams BellSouth Regional Bankruptcy center 301 W. Bay Street, Room 29EF1 Jacksonville, FL 32202
BELLSOUTH PO BOX 105262 ATLANTA, GA 30348-5262
BELLSOUTH PO BOX 105503 ATLANTA, GA 30348-5503
Beyond Components 5 Carl Thompson Road Westford, MA 01886-1560
Biggers, Scott Wesley 7956 S. Logan Drive Littleton, CO 80122
Bilotta, Thomas 11875 Caminito de las Missiones San Diego, CA 92128-3343
Brigida, Angela and Ralph p.O. Box 392 Franconia, NJ 03580
C & C FABRICATION CO PO BOX 70 LACEY SPRINGS, AL 35754
C.A. SHORT COMPANY PO BOX 890151 CHARLOTTE, NC 28289-0151
CALIFORNIA SECRETARY OF STATE STATEMENT OF OFFICERS PO BOX 944230 SACRAMENTO, CA 94244-2300
California State Comp Ins Fund Peggy Chu, Workers Comp Ins Rep P.O. Box 420807 San Francisco, CA 94142-0807
Cellotape 47623 Fremont Blvd. Fremont, CA 94538-6577
Central Components Mfg. Attn: Tom Winfosky, Sales Mgr. 440 Lincoln Blvd. Middlesex, NJ 08846
CENTURY FASTENERS 50-20 IRELAND ST. ELMHURST, NY 11373
CenturyTel Acquisition, LLC d/b/a CenturyTel Rex D. Rainach, Esq. 3622 Government Street Baton Rouge, LA 70806-5720
CERTUS SOLUTIONS, LLC 228 18TH STREET HUNTINGTON BEACH, CA 92648
Cgrafx, Inc. Roberta Kiphuth 265 Caspian Drive Sunnyvale, CA 94089
Chiarello, Lawrence 7 Crape Myrtle Drive Holmdel, NJ 07733-1530
Cingular Wireless Banko P.O. Box 309 Portland, OR 97207-0309
CINTAS DOCUMENT MANAGEMENT 555 S ROSE STREET ANAHEIM, CA 92805
CIRCUITRONIX, LLC 201 SOUTH BISCAYNE BOULEVARD SUITE 2856 MIAMI, FL 33131
CIT Technology Financing c/o Weltman, Weinberg and Reis Co. 175 S. Third St., Suite 900 Columbus, OH 43215
Clark Pest Control P.O. Box 1480 Lodi, CA 95241
CM Solutions c/o Stuart M. Maples, Esq. 400 Meridian Street, Suite 301 Huntsville, AL 35801
CM SOLUTIONS, INC. PO BOX 670 CORINTH, MS 38835
Coface of North America, Inc. as Agent for Circuitronix, LLC Attn: Amy Schmidt PO Box 2102 Cranbury, NJ 08512
COILCRAFT PO BOX 92170 ELK GROVE VILLAGE, IL 60009-2170
COLLABORATE VISION, INC. PO BOX 731097 SAN JOSE, CA 95173
Commissioner of Revenue Services Department of Revenue Services PO Box 2974 Hartford, CT 06104-2974
Compass Bank on behalf of JP Electronics Attn: Erich M. Ramsey P.O. Box 10566 Birmingham, AL 35296
Component Distributors, Inc. Attn: Lon Pacheco, Fin/Oper Mgr P.O. Box 13017 Denver, CO 80201-3017
Conference America, Inc. 7079 University Court Montgomery, AL 36117
Connecticut Dept. of Revenue Services C&E Division, Bankruptcy Section 25 Sigourney Street Hartford, CT 06106-5032
Connex International 100 Saw Mill Road Danbury, CT 06812-4019
CONVERGED RESOURCE INTREGRATORS, LLC PO BOX 22145 CHATTANOOGA, TN 37422-2145
Cooley Godward LLP Attn: J. Michael Kelly 101 California Street, 5th Floor San Francisco, CA 94111-5800
CORNING CABLE SYSTEMS PO BOX 101269 ATLANTA, GA 30392-1269
Corning Cable Systems PO Box 489 Hickory, NC 28603-0489
CSA International Canada 178 Rexdale Blvd. Toronto, ON M9W 1R3 CANADA
CZARNOWSKI DISPLAY SERVICE 6067 EAGLE WAY CHICAGO, IL 60678-1060
Czarnowski Display Service Attn: Scott Levitt 2287 South Blue Islands Avenue Chicago, IL 60608-4393
D2 TECHNOLOGIES, INC. 104 WEST ANAPAMU SANTA BARBARA, CA 93101
Dallas County, TX c/o Elizabeth Weller Linebarger Goggan Blair & Sampson LLP 2323 Bryan Street, Suite 1600 Dallas, TX 75201
Daripa, Prabir 3202 Greta Court College Station, TX 77895
DATA STORAGE CENTER HUNTSVILLE 1024 PUTMAN DRIVE HUNTSVILLE, AL 35816-1324
DECATUR TRAILER SALES, INC. 5375 MARSHA AVENUE DECATUR, AL 35603
DENVER NEWS 400 WEST COLFAX DENVER, CO 80204
Denver Newspaper Agency, LLC Attn: Melinda Dolezal 1560 Broadway Denver, CO 80202
DICAR, INC. 1285 ALMA COURT SAN JOSE, CA 95112
DIGI KEY CORP 701 BROOKS AVENUE SOUTH PO BOX 677 THIEF RIVER FALLS, MN 56701
DLA Piper Rudnick Gray Gary US LLP c/o Richard M. Kremen, Esq. The Marbury Building 6225 Smith Avenue Baltimore, MD 21209-3600
Dove Electronics 39 Research Way East Setocuket, NY 11733-3492
DUN & BRADSTREET PO BOX 75542 CHICAGO, IL 60675-5542
Dyess Company Inc. Attn: Richard Dyess 935 North Main Street P.O. Box 9226 Fort Worth, TX 76147-2226
ECS 1188 Western Avenue stanton, CA 90680
EFAX CORPORATE C/O J2 GLOBAL COMMUNICATIONS, INC. PO BOX 51873 LOS ANGELES, CA 90051-6173
EHRHARDT KEEFE STEINER & HOTTMAN, PC 7979 E TUFTS AVE, SUITE 400 DENVER, CO 80237-2843
Eisenbarth, Roger 7186 Turweston Lane Castle Rock, CO 80108
ELECTRO DYNAMICS CRYSTAL CORP 9075 CODY ST OVERLAND PARK, KANSAS 66214
ELECTRO TECH PRODUCT 2001 EAST GLADSTONE ST. GLENDORA, CA 91740
Electro-Tech Products, Inc. Charles D. Wilbert, Esq. 16633 Ventura Blvd., Suite 900 Encino, CA 91436
ENCLOSURES ENGINEERING, INC. 48350 MILMONT DRIVE FREMONT, CA 94538
ENDEAVOR THE PINNACLE BUILDING 3455 PEACHTREE ROAD, NE ATLANTA, GA 30326
ENDLESS ADVANTAGE, INC. 11462 EAST ADRIATIC PLACE AURORA, CO 80014
Enviro Shred d/b/a Shred It 5751 Durose Drive Bessemer, AL 35022-3400
EXEL GLOBAL LOGISTICS 5798 COLLECTIONS CENTER DRIVE CHICAGO, IL 60693
FAIRWAYS 2001 OFFICE PARTNERS, LTD. ATTN: LAURIE GREGORY 5055 KELLER SPRINGS ROAD ADDISON, TX 75001
Federal Express Corporation Attn: Revenue Recovery/Bankruptcy 2005 Corporate Avenue, 2nd Floor Memphis, TN 38132
Fiberxon Co Norcomp 521 Great America Parkway, Suite 340 Santa Clara, CA 95054
Flash Electronics Attn: Jas Mundra 4050 Starboard Drive Fremont, CA 94538
Florida Dept. of Revenue Bankruptcy Section P.O. Box 6668 Tallahassee, FL 32314-6668 Attorney: Frederick F. Rudzik P.O. Box 6668 Tallahassee, FL 32314-6668
Franchise Tax Board Special Procedures Fred Heltzel, Bankruptcy Manager P.O. Box 2952 Sacramento, CA 95812-2952
Future Electronics Attn: Diane Svendsen 41 Main Street Bolton, MA 01740
FUTURE 3255 PAYSPHERE CIRCLE CHICAGO, IL 60674
Garson, Phillip S. 104 Gadwall Court Harvest, AL 35749
GE Capital Attn: Becky Janito 1010 Thomas Edison Blvd. S.W. Cedar Rapids, IA 52404
Georgia Dept. of Revenue Attn: Acie McGhee Compliance Division-Bankruptcy Section P.O. Box 161108 Atlanta, GA 30321-1108
GEORGIA SECRETARY OF STATE CORPORATION NO. 0146033 PO BOX 23038 COLUMBUS, GA 31902-3038
Globtek, Inc. 186 Veterans Drive Northvale, NJ 07647-2303
Goldin, Anthony E. 19609 - 109th Place, N.E. Bothell, WA 98011
Gosal, Sarabjit 1002 Canyon Creek Trail Fremont, CA 94536
GRAPHIC COLOR 1910 SPARKMAN DRIVE HUNTSVILLE, AL 35816
Graybeal, James D. 836 Courtenay Drive, NE Atlanta, GA 30306
GRE Keystone Technology Park Two LLC c/o Capital Associates Attn: Stephen Portfield 100 Crescent Greet, Suite 115 Cary, NC 27511-8105
Greater Bay Area North American Mary White, Controller 1516 Brookhollow Drive, Suite B Santa Ana, CA 92705-5424
GREATER BAY RELOCATION SERVICES, INC. 8610 THORNTON AVE NEWARK, CA 94560
Green, Jeffrey N. 8238 Rockwell Avenue Philadelphia, PA 19111
Halo Electronics 1861 Landings Drive Mountain View, CA 94043-0848
Halverson, Margaret 4657 Woodstock Road Roswell, GA 30075
Hammond Electronics P.O. Box 3671 Orlando, FL 32802-3671
Heilind Electronics Attn: Rose Perrara, Credit Mgr. 58 Jonspin Road Wilmington, MA 01887
Huntsville Fasteners, Inc. Attn: Derryl Salzburn P.O. Box 10323 Birmingham, AL 35202
Huntsville Utilities Kim Torres, Collections Supervisor P.O. Box 248 Huntsville, AL 35804-0248
Hurng Guahn International Ltd. Attn: Ron Baker 8220-B Stephanie Drive Huntsville, AL 35802
Identco International PO Box 7170 Dept 15 Libertyville, IL 60048-0717
Inductors Inc. Attn: Cheryl Friday 5 Technology Drive Irvine, CA 92618
Industrial Properties of the South Attn: Charlene B. Graham 2903 Wall Triana Hwy., #7 Huntsville, AL 35824
INOVANT, LLC 900 METRO CENTER BLVD MAIL STOP M1-7E FOSTER CITY, CA 94404
Inter Tel Leasing, Inc. 1140 West Loop North Houston, TX 77055
Internal Revenue Service 801 Tom Martin Drive Stop 126 Birmingham, AL 35211
International Rubber Products Attn: Ricardo Ordoney, CFO 2600 Homestead Place Rancho Dominquez, CA 90220
INTERPOWER CORPORATION PO BOX 115 100 INTERPOWER AVE OSKALOOSA, IA 52577-0115
Intertek Testing Services 3933 US Route 11 Cortland, NY 13045
INTERTEK TESTING SERVICES PO BOX 538242 ATLANTA, GA 30353-8242
INTER-TEL LEASING, INC. PO BOX 972870 DALLAS, TX 75397-2870
Jackson, Gail L. 1262 Country Road 91 Rogersville, AL 35652
Jaco Electronics, Inc. Attn: Glenn Nadboy, Controller 145 Oser Ave. Hauppauge, NY 11788
JIT Services LLC 125 Electronics Blvd., Suite A1 Huntsville, AL 35824-2213
John S. James Co. Janet B. Fields, Manager P.O. Box 2166 Savannah, GA 31402-2166
Johnstone Supply Tami Vernon, Controller 112 Putman Drive Huntsville, AL 35816
JT Communications Professional Teleconcepts of Illinois Tara Fox, Controller P.O. Box 311 Norwich, NY 13815
Kasmir, Seton P. 11650 Wannacut Place San Diego, CA 92131
Kennedy Company, The Attn: Brent R. Cohen Rothgerber Johnson & Lyons LLP 1200 17th Street, Suite 3000 Denver, Co 80202-5839
Kent H. Landsberg Co. Lea R. Galvez, Bankr. Claims Admin. c/o AMCOR Sunclipse North America 6600 Valley View Street Buena Vista, CA 90620
Kuri, Sheila 24025 Via La Coruna Mission Viejo, CA 92691
LABEL AID PO BOX 550 104 CELTIC CIRCLE MADISON, AL 35758
LANIER FORD SHAVER & PAYNE P.C. PO BOX 2087 HUNTSVILLE, AL 35804-2087
Larscom Limited 173 Curie Avenue Harwell International Business Center Didcot Oxfordshire OX11 10QG
LAYER 42 2312 WALSH AVE SANTA CLARA, CA 95051
Lennox Industries c/o Walker Bright & Lewis Attn: Peter C. Lewis/Lillian Kirstein 5910 N. Center Expy., Suite 980 Dallas, TXX 75206
LIBERTEL ASSOCIATES 283 SWANSON DRIVE DRESDEN, TN 38225
Linda's Printing Services Linda Tripp Hamlin 3308 Seventh Avenue, SW Huntsville, AL 35805
Lisa E. Battan PC L.E. Battan, President 2020 Pearl Street, Suite B Boulder, CO 80302
LXI Components Attn: Wolmar Busche, President 1202 Tech Boulevard, Suite 108 Tampa, FL 33619
Madison County Tax Collector Attn: Lynda Hall Madison County Courthouse 100 Northside Square Huntsville, AL 35801
Major, John c/o Karol K. Denniston, Esq. DLA Piper US LLP 550 South Hope Street, Suite 2300 Los Angeles, CA 90071-2678
Market Wire, Inc. Attn: Bernadette Thomas, Credit/Collections 200 N. Sepulveda Blvd., Suite 1050 El Segundo, CA 90245
Martec Inc Attn: Carol A. Avery, Office Mgr. P.O. Box 2269 Roswell, GA 30077-2269
Massachusetts Dept. of Revenue Attn: William F. Connor, Supervisor Bankruptcy Unit, MDOR P.O. Box 9564 Boston, MA 02114-9564
MASTER DISTRIBUTORS 1220 OLYMPIC BLVD SANTA MONICA, CA 90404
Maung, Lay 34307 Eucalyptus Terrace Fremont, CA 94555
McCall, Mark A. 11502 Jade Lane Huntsville, AL 35803
McEntire, Dorothy 52-200 Avenida Velasco LaQuinta, CA 92253
MCGUIRE, JOHN 149 VIA NOVELLA DRIVE APTOS, CA 95003
McGuire, John c/o Karol K. Denniston, Esq. Paul Hastings Janofskky & Walker LLP 600 Peachtree Street, NE, Suite 2400 Atlanta, GA 30308
MCI (FORMALLY WORLDCOM) PO BOX 371322 PITTSBURGH, PA 15250-7322
MCI PO BOX 73468 CHICAGO, IL 60673-7468
MCI PO BOX 96022 CHARLOTTE, NC 28296-0022
Metropolitan Life Insurance Company Timothy M. Lupinacci Baker Donelson Bearman Caldwell & Berkowitz PC 420 20th Street North, Suite 1600 Birmingham, AL 35203
Michigan Department of Treasury Attn: Heather L. Donald Assistant Attorney General Cadillac Place 3030 W. Grand Blvd., Suite 10-200 Detroit, MI 48202
MicroRam Electronics, Inc. Patrick Kraujalis, Controller 222 Dunbar Court Oldsmar, FL 34677
Molner, Arthur R. 944 Lanyard Lane Kirkwood, MO 63122
Mosgrove, Betsy 2921 Honor's Row Hampton Cove, AL 35763
Mouser Electronics Attn: Credit Department 1000 N. Main Street Mansfield, TX 76063
NASDAQ Stock Market, Inc. Joan E. Marshall, Assoc. Gen. Counsel 9600 Blackwell Road Rockville, MD 20850
National Technology, Inc. Attn: Jeff Phillips, Controller 111 Carnegie Street Rolling Meadows, IL 60008
NCOMM, INC. 1 NORTHWESTERN DRIVE, SUITE 201 SALEM, NH 03079
NEOPOST LEASING PO BOX 45822 SAN FRANCISCO, CA 94145-0822
Nevelle, James 1015 Southbury Place Highlands Ranch, CO 80129

New Jersey Division of Taxation
Compliance Activity
Attn:  Michael Reading
P.O. Box 245
Trenton, NJ  08695

Peter C. Harvey
Attorney General of New Jersey
Richard J. Hughes Complex
P.O. Box 106
Trenton, NJ  08625-0106

New York City Dept. of Finance Linda Susswein 345 Adams Street, 3rd Floor Brooklyn, NY 11201
New York Dept. of Taxation & Finance Bankruptcy Section P.O. Box 5300 Albany, NY 12205-0300
New York State Corporation Tax Processing Unit PO Box 1909 Albany, NY 12201-1909
NEWARK ELECTRONICS PO BOX 94151 PALATINE, IL 60094-4151
Newark In One 4801 N. Ravenswood Ave. Chicago, IL 60640
NEXAIR, LLC PO BOX 125 MEMPHIS, TN 38101-0125
Nguyen, Muoi 6053 Amador Place Newark, CA 94560
Nguyen, Thi 14429 Chester Avenue Saratoga, CA 95070
NORTH ALABAMA GAS DISTRICT PO BOX 40 MADISON, AL 35758
North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640-0700
North Carolina Employment Security Commission Unemployment Insurance Division P.O. Box 26504 Raleigh, NC 27611-6504
NU HORIZONS ELECTRONICS PO BOX 360322 PITTSBURGH, PA 15251-6322
OFFICE DEPOT INCORPORATED PO BOX 633211 CINCINNATI, OH 45263-3211
Ohio Dept. of Taxation Attn: Rebecca L. Daum P.O. Box 530 Columbus, OH 43216-0530
Oklahoma Tax Commission Bankruptcy Section General Counsel's Office P.O. Box 53248 Oklahoma City, OK 73152-3248
Olson, Michael G. 23391 Pleasant Park Road Confier, CO 80433
Oringer, Howard c/o Karol K. Denniston, Esq. DLA Piper US LLP 550 South Hope Street, Suite 23007 Los Angeles, CA 90071-2678
OVERHEAD DOOR COMPANY OF NORTH ALABAMA 9550 MADISON BLVD. HUNTSVILLE, AL 35758
PAC TEC PO BOX 820959 PHILADELPHIA, PA 19182-0959
PacTec One LaFrance Way Concordville, PA 19331
PAGE & JONES, INC. PO BOX 2167 MOBILE, AL 36652-2167
Palco Telecom Service, Inc. Attn: Sophie C. Dearman, A/R Mgr. 289 Dunlop Blvd. Huntsville, AL 35894-0001
PALISADES COLLECTIONS, LLC PO BOX 1274 ENGLEWOOD, CA 07632
PalPilot S.C. Corp. Kung-Yan Lee, Director of Operations 15991 Red Hill Avenue, Suite 102 Tustin, CA 92780
PARADISE DESIGNS 2666 D STREET HAYWARD, CA 94541
Parsley, Floyd & Deloris A. Rev. Liv Trust U/A/D 12/18/98 Floyd Parsley & Delores A. Parsley Ttees 2433 Grays Run pike Cynthiana, KY 41031-5766
Patton Electronics Attn: Ursula Schottman 7622 Rickenbacker Drive Gaithersburg, MD 20879-4773
Peak Power and Mfg., Inc. Attn: Mr. Derck Goldberg 67 Fairmount Street New Bedford, MA 02740-2716
Pennsylvania Department of Revenue Bureau of Corpate Taxes Dept 280427 Harrisburg, PA 17128-0427
Peridot Properties III, L.L.C. c/o Jennifer Stenman Murray Franke Greenhouse List & Lippitt LLP 1228 Fifteenth Street, Suite 200 Denver, CO 80202
Phillips, Todd T 4652 S. Ensenada Street Centennial, CO 80015
Pitney Bowes, Inc. Attn: Eva Milanowski 27 Waterview Drive Shelton, CT 06484
Positronic Industries Attn: Cheryl Hardin 423 North Camble Springfield, MO 65806
Potrans International, Inc. Attn: Julie Y. Hsiao, General Adm. Mgr. 16591 Noyes Avenue Irvine, CA 92606-5102
Powerbox USA Inc. 100 Technology Drive, Suite 325 Broomfield, CO 80021
Printer Connection 3240 Leeman Ferry Road Huntsville, AL 35801
Pyramid Technologies Inc. Debra Foster, Credit Manager 210 Goddard Street Irvine, CA 92618-4600
Quail Electronics 2171 Research Drive Livermore, CA 94550-3805
Qualtech Backplane Attn: Mr. Jim Kerchner 3232 South Fairview Street Santa Ana, CA 92704-6509
QWEST PAYMENT CENTER DENVER, CO 80244-0001
R S ELECTRONICS 4394 PAYSPHERE CIRCLE CHICAGO, IL 60674
Radvision Attn: Accounting Manager 1717 State Highway 28, Suite 3 Fair Lawn, NJ 07410-2819
Rahadian, Aria 2736 Pickford Place Hayward, CA 94541
Red Horse Wireless 1030 E. Creek Drive Dripping Springs, TX 78620
REDBOARD LIMITED C/O ISM LTD 940 WATTERMAN AVENUE EAST PROVIDENCE, RI 02914
Redi to Serve Russell Isom, VP of Marketing P.O. Box 279 Huntsville, AL 35804-0279
REEDS OFFICE SUPPLY 1833 UNIVERSITY DRIVE HUNTSVILLE, AL 35801
Reily Communications Consulting Jack P. Reily 800 West 5th Street, Suite 608 Austin, TX 78703-5440
Resistacap Inc. 11547 South Memorial Parkway Huntsville, AL 35803-2182
Rhode Island Division of Taxation John Nugent, Asst. Tax Administrator One Capitol Hill Providence, RI 02908
Rhombus Industries Inc. 313 N. Birch Street Santa Ana, CA 92701-5263
Richards, Larry 19279 East Berry Place Aurora, CA 80015
ROBERTS GROUP, INC. , THE PO BOX 5810 HUNTSVILLE, AL 35814
ROPER'S FLOWERS 2008 WHITESBURG DR HUNTSVILLE, AL 35801
Rosh, George 6628 Tam O'Shanter Drive San Jose, CA 95120
RS Electronics Attn: Michelle Ross 34443 Schoolcraft Livonia, MI 48150
SAE Circuits Cobrado, Inc. Stephen Cecil, Treasurer 4820 N. 63rd Street Boulder, CO 80301
Sager Electronics Attn: Mark Lincoln, Credit Mgr. 97 Libbey Industrial Park Weymouth, MA 02189
SBC/AMERITECH BILL PAYMENT CENTER SAGINAW, MI 48663-0003
SBC/AMERITECH PAYMENT CENTER SAC, CA 95887-0001
SBC/AMERITECH PO BOX 650661 DALLAS, TX 75265-0661
SEA WIRE AND CABLE, INC. 110 CELTIC CIRCLE PO BOX 647 MADISON, AL 35758
Shackleford, David 1800 Park Road #4 South Burnet, TX 78511
SIDLEY AUSTIN BROWN & WOOD LLP 555 CALIFORNIA STREET SAN FRANCISCO, CA 94104
Siquest Incorporated 9175 Kifer Blvd., Suite 101 Sacramento, CA 95825-5105
SKYTEL PO BOX 70849 CHARLOTTE, NC 28272-0849
Smith, C.W. 135 Spring Water Drive Madison, AL 35758-1392
Smith, William D., M.D. 2717 Oxford Court Bartlesville, OK 74006
SORVIVE TECHNOLOGIES, INC. 2090 BUFORD HWY., SUITE 1-B BUFORD, GA 30518
SOUND SOLUTIONS, LLC 224 WELTON DR MADISON, AL 35757
SOURCECORP DELIVEREX, INC. BOX 9174 LOS ANGELES, CA 90084-9174
South Verizon Wireless AFNI/Verizon Wireless 404 Brock Drive Bloomington, IL 61701
Specialized Transportation Inc. NW5485 PO Box 1450 Minneapolis, MN 55485-5485
Springer Equiment Company, Inc. 4263 Underwood Industrial Drive PO Box 100274 Irondale, AL 35210-3924
Sprint Spectrum LP d/b/a Sprint PCS Attn: Debbie A. Goolsby, Bankruptcy Analyst M/S: KSOPHT0101-Z2850 6391 Sprint Parkway Overland Park, KS 66251-2850
SPRINT PO BOX 660092 DALLAS, TX 75266-0092
SPRINT PO BOX 730087 DALLAS, TX 75373-0087
Spurlock, Karon E. 29314 Coggins Road Ardmore, AL 35739
STACK ELECTRONICS 100 W. MAIN ST. BABYLON, NY 11702
STANDARD COFFEE SERVICE CO PO BOX 10449 COLORADO SPRINGS, CO 80932-1449
STAPLES BUSINESS ADVANTAGE DEPT ATL PO BOX 530621 ATLANTA, GA 30353-0621
Stephen Gould Corporation 35 South Jefferson Road Whippany, NJ 07981-1043
Sullivan, Mark 926 Holly Blossom Court Great Falls, VA 22066
SunGard Availability Services, LP Attn: Maureen A. McGreevey, Esq. 680 East Swedesford Road Wayne, PA 19087
T & S SUPPLY COMPANY 7150 BAKER BLVD. FORT WORTH, TX 76118
Tacopina, Joseph 275 Madison Avenue, 35th Floor New York, NY 10016
Taylor, Steven C. 1325 Howard Avenue PMB 617 Burlingame, CA 94010
TDSoft Ltd Attn: Yosi Albagli, CEO 6 Medinat Hayehudim Street P.O. Box 4041 Herzelia ISRAEL 46140
Team Air Express P.O. Box 668 Winnsboro, TX 75494-0668
TECATE INDUSTRIES, INC. PO BOX 1209 POWAY, CA 92074
Technical Maintenance Inc. P.O. Box 965 Oakwood, GA 30566-0017
Techni-Tool, Inc. Attn: Lisa Ridolfo 1547 N. Trooper Road P.O. Box 1117 Worcester, PA 19490-1117
TELCORDIA TECHNOLOGIES CHURCH STREET STATION PO BOX 6334 NEW YORK, NY 10249
TELEPACIFIC COMMUNICATIONS ATTN: DON ORNSTEIN 2808 CAPITAL DR EUGENE, OR 97403
Telephone Equipment NSW Pty Ltd 97 Jubille Avenue Warriewood, NWS 2102 AUSTRALIA
TERAYON COMMUNICATION SYSTEMS 4988 GREAT AMERICA PARKWAY SANTA CLARA, CA 95054
Texas Comptroller of Public Accounts Office of the Attorney General Bankruptcy - Collections Division P.O. Box 12548 Austin, TX 78711-2548
Thomas, Robert V. Jr. 12 Pine Hill Drive Crestview, KY 41076
TINTRONICS INDUSTRIES INC. PO BOX 18335 HUNTSVILLE, AL 35804
T-Mobile USA, Inc. Attn: Bankruptcy Dept. P.O. Box 53410 Bellevue, WA 98015
T-MOBILE FORMALLY POWERTEL PO BOX 742596 CINCINNATI, OH 45274-2596
T-MOBILE PO BOX 790047 ST. LOUIS, MO 63179-0047
TNT USA, INC. CS9002 MELVILLE, NY 11747-2230
Trade Wings, Inc. Jim Merecki, Vice President Finance 75 Rochester Ave., Unit 4 Portsmouth, NJ 03801-2852
TRI CITIES WASTE MANAGEMENT PO BOX 78251 PHOENIX, AZ 85062-8251
Trust Building Services, Inc. Roger Redmond, President 2510 Second Avenue Birmingham, AL 35203
TTI, Inc. Rick E. Smith, Corp. Credit Mgr. 2441 Northeast Parkway Fort Worth, TX 76106-1896
TYCO PRINTED CIRCUIT GROUP, INC. DEPT. LA 21222 PASADENA, CA 91185-1222
TYCO PRINTED CIRCUIT GROUP, INC. ESPANA, S.L. C/. JULIAN CAMARILLO, 24 MADRID, 28037
UNDERWRITER LABORATORIES 1 ATTN: LEGAL DEPARTMENT 333 PFINGSTEN ROAD NORTHBROOK, IL 60062-2096
United Manufacturing Assembly, Inc. Mei Mah, Controller 44169 Fremont Boulevard Fremont, CA 94538-6044
United Parcel Service c/o Receivable Management Services P.O. Box 4396 Timonium, MD 21093
Universal Air Filter Company Christopher J. Kopf, Controller 1624 Sauget Industrial Parkway P.O. Box 5006 Sauget, IL 62206
UPS SUPPLY CHAIN SOLUTIONS ATTN: CUSTOMS BROKERAGE SERVICES PO BOX 34486 LOUISVILLE, KY 40232
US Telepacific Communications Attn: Donald J. Ornstein, Auditor 2808 Capital Drive Eugene, OR 94703
Vanguard Cleaning Systems Inc. 655 Mariners Island Blvd., Suite 33 San Mateo, CA 94404-1059
Verilink Canada, Inc. c/o Ian J. Wick Keyser Mason Ball LLP 4 Robert Speck Pkwy., Suite 1600 Mississauga, ON L4Z 1S1
Verilink de Mexico, S. de R.L. de C.V. c/o CP Eduardo Perez Armienta Moore Stephsn Orozco Medina SC Contadores Publicos y Asesores de Negoci Gabrial mancera 1041 Col. Del Valle, Mexico 03100 D.F.
Verilink Europe Limited 20-22 Bedford Row London WC1R 4JB United Kingdom
Verilink Sales Company, Inc. (US) 127 Jetplex Circle Madison, AL 35758
VERIZON PO BOX 1 WORCESTER, MA 01654-0001
VERIZON PO BOX 17577 BALTIMORE, MD 21297-0513
VERIZON PO BOX 28000 LEHIGH VALLEY, PA 18002-8000
VERIZON PO BOX 660108 DALLAS, TX 75266-0108
VERIZON PO BOX 9622 MISSION HILLS, CA 91346-9622
Vina Technologies, Inc. 127 Jetplex Circle Madison, AL 35758
Vincent, Steve 5353 East Shaw Butte Scottsdale, AZ 85254-4713
ViQuest Technology Brian Smith, VP 1580 Oakland Road, C114 San Jose, CA 95131
Virginia Dept. of Taxation Mark Ames, Counsel PO Box 2156 Richmond, VA 23218
VITAL NETWORK SERVICES 14520 MCCORMICK DRIVE TAMPA, FL 33636
VITAL NETWORK SERVICES PO BOX 18162 BRIDGEPORT, CT 06601-2962
WAREHOUSE EQUIPMENT AND SUPPLY CO. 1800 SPORTSMAN LANE PO BOX 11310 HUNTSVILLE, AL 35814
Waste Management - RMC Lisa Nugent/Bankruptcy Specialist 2421 W. Peoria Ave., Suite 110 Phoenix, AZ 85029
Waters, David 16735 East Crestline Place Centennial, CO 80015
WEBEX COMMUNICATION, INC. PO BOX 49216 SAN JOSE, CA 95161
Westbrook, S. Todd 605 Sunburst Circle Brownsboro, AL 35741
Whitesburg Electronics, Inc. Randel Carden P.O. Box 309 Lacey's Spring, AL 35754
WILINK, INC. ATTN: ACCOUNTS RECEIVABLE 601 MOOREFIELD PARK DRIVE RICHMOND, VA 23236-3654
Wilson, Desmond P. c/o Karol K. Denniston, Esq. DLA Piper US LLP 550 South Hope Street, Suite 2300 Los Angeles, CA 90071-2678
Wilson, William W. 149 Matt Phillips Road Huntsville, AL 35806
WIND RIVER SYSTEMS, INC. ATTN: GENERAL COUNSEL 500 WIND RIVER WAY ALAMEDA, CA 94501
WIND RIVER 600 WIND RIVER WAY ALAMEDA, CA 94501
Winfrey, Sebie R. 11211 Crestfield Drive Huntsville, AL 35803
Wong, Matthew 8575 Hopseed Lane San Diego, CA 92129-4165
Wong, Yu-Man M. 8575 Hopseed Lane San Diego, CA 92129
Woodwind Communications Systems Inc. 127 Jetplex Circle Madison, AL 35758
Wyle Laboratories Greg Blackmon, A/R-Credit Manager P.O. Box 77777 Huntsville, AL 35807-7777
Xerox Capital Services LLC Attn: Lesley Banks P.O. Box 660506 Dallas, TX 75266-9937
XO Communications Attn: Brad Lee 105 Molloy Street Nashville, TN 37201
XP Foresight Electronics 990 Benecia Avenue Sunnyvale, CA 94085
XP POWER, INC. 990 BENICIA AVE. SUNNYVALE, CA 94085
Z Mar Technology 8541 Crown Crescent Circle Charlotte, NC 28227-7733
Z Mar Technology PO Box 1298 Matthews, NC 28106-1298
Zhone Technologies, Inc. c/o Gregg M. Ficks, Esq. Coblentz, Patch, Duffy & Bass, LLP One Ferry Building, Suite 200 San Francisco, CA 94111